SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐                                                     Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

KOREA EQUITY FUND, INC.

(Name of Registrant as Specified In Its Charter)

PRESIDENT AND FELLOWS OF HARVARD COLLEGE

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

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SHAREHOLDER INSTRUCTION FORM USED BY ADP

WHITE PROXY CARD

KOREA EQUITY FUND, INC.

2005 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF PRESIDENT AND FELLOWS OF

HARVARD COLLEGE (“HARVARD”) AND NOT ON BEHALF OF THE

BOARD OF DIRECTORS OR MANAGEMENT OF KOREA EQUITY FUND, INC.

The undersigned appoints Jeffrey B. Larson, Megan Kelleher, and Dan Fisher, and each of them separately, proxies, with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Korea Equity Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Stockholders of the Fund, and at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named proxies, their substitutes, or any of them may lawfully take by virtue hereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1 (terminating the Fund’s Management Agreement with Nomura), FOR proposal 2 (recommending liquidation), and AGAINST in respect of proposals 3A and 3B (the election of Directors). If you vote against or abstain on proposals 3A and 3B, it will have the same effect as voting to withhold authority.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

Ù FOLD AND DETACH HERE Ù

YOUR VOTE IS IMPORTANT!

PLEASE VOTE TODAY!

WHITE PROXY CARD

Harvard recommends a vote FOR:

1.	That the Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. be and it hereby is terminated.

	☐ FOR	☐ AGAINST	☐	ABSTAIN
Harvard recommends a vote FOR: 2. That the stockholders of the Fund recommend that the Board of Directors of the Fund take all necessary actions to liquidate the Fund as soon as possible.
	☐ FOR	☐ AGAINST	☐	ABSTAIN
Harvard recommends a vote against on proposals 3A and 3B: 3. Proposal to Elect Directors:
	AGAINST	FOR		ABSTAIN

3A. Heroshi Terasaki	☐	☐		☐

3B. Chor Weng Tan	☐	☐		☐

DATED:

(Signature)

(Signature, if jointly held)

(Title)

Please sign exactly as name appears on this Proxy. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

Ù FOLD AND DETACH HERE Ù

IMPORTANT:

PLEASE SIGN, DATE, AND RETURN

THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CONTACT:

105 Madison Avenue

New York, New York 10016

email: proxy@mackenziepartners.com

Call Collect: (212) 929-5500

or Toll Free: (800) 322-2885

Facsimile: (212) 929-0308

ATTN: SHAREHOLDERS

Two easy ways to vote

Vote by Telephone	Vote by Internet

It’s fast, convenient and your vote is immediately confirmed and posted.	It’s fast, convenient and your vote is immediately confirmed and posted.

Call Toll-Free 1-800-454-8683	Go to WWW.PROXYVOTE.COM

AND	AND

Follow the 3 easy steps:	Follow the 3 easy steps:

1. Read the accompanying Letter and proxy card.	1. Read the accompanying Letter and proxy card.

2. Enter your 12-digit control number located on the label of your proxy card.	2. Enter your 12-digit control number located on the label of your proxy card.

3. Follow the simple instructions.	3. Follow the simple instructions.

Make Your Vote Count!	Make Your Vote Count!